Deloitte & Touche LLP Suite 400 Harborside Plaza 10 Jersey City, NJ 07311 USA Tel: +1 212 937 8200 Fax: +1 212 937 8298 www.deloitte.com

Solar Mosaic, Inc.
300 Lakeside Drive, 24th Floor
Oakland, California 94612

Independent Accountants’ Report
on Applying Agreed-Upon Procedures

We have performed the procedures described below, which were agreed to by Solar Mosaic, Inc. (the “Company”) and Deutsche Bank Securities Inc. (collectively, the “Specified Parties”) related to their evaluation of certain information with respect to a portfolio of solar assets in conjunction with the proposed offering of Mosaic Solar Loan Trust 2020-1.

The Company is responsible for the information provided to us, including the information set forth in the Statistical Data File (as defined herein).  The sufficiency of these procedures is solely the responsibility of the Specified Parties of this report.  Consequently, we make no representations regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On May 28, 2020, representatives of the Company provided us with a computer-generated solar asset data file and related record layout containing data, as represented to us by the Company, as of the close of business May 18, 2020, with respect to 7,963 solar assets (the “Statistical Data File”).

At the Company’s instruction, we randomly selected 150 solar assets from the Statistical Data File (the “Sample Assets”) and performed certain comparisons and recomputations for each of the Sample Assets relating to the solar asset characteristics (the “Characteristics”) set forth on the Statistical Data File and indicated below.

Characteristics
1.   Loan ID (for informational purposes only)
2.   State
3.   Zip code
4.   Choice rate
5.   Standard rate*
6.   Original term (years)
7.   Installer
8.   Original loan amount
9.   Choice monthly payment
10. Re-amortized monthly payment
11. ITC amount**

12.   Choice target date**
13.   Origination date
14.   First payment date
15.   Maturity date
16.   Current principal balance
17.   Estimated annual production (kWh)
18.   Original FICO score
19.   Number of days past due
20.   Payment by ACH transfer (yes/no)
21.   Age/seasoning (months)
22.   Remaining term (months)

* For Sample Assets that indicated an interest rate type of “Dual Rate w/ Check Fee” on the Statistical Data File only.
** For Sample Assets that have a “plus loan indicator” of “N” on the Statistical Data File only.

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We compared Characteristics 2. through 7. to the corresponding information set forth on or derived from the “Loan Agreement.”

We compared Characteristics 8. through 15. to the corresponding information set forth on or derived from the Closing Certificate or Loan Adjustment (collectively the “Closing Certificate”).

We compared Characteristics 16. through 20. to the corresponding information set forth on or derived from electronic contract files, prepared, created, and delivered by the Company, from the Company’s servicer system as of May 18, 2020 (collectively, the “Servicer System File”).

With respect to our comparison of Characteristic 21., we recomputed the age/seasoning as the number of months between (i) the origination date (as set forth on the Closing Certificate) and (ii) May 18, 2020.

With respect to our comparison of Characteristic 22., we recomputed the remaining term as the number of months between (i) May 18, 2020 and (ii) the maturity date (as set forth on the Closing Certificate).

For purposes of our procedures and at your instruction:

•
with respect to our comparison of Characteristic 7., an  installer of (i) “Solar Spectrum” as set forth on the Statistical Data File is deemed to be in agreement with an installer of “Sungevity” as set forth on the Loan Agreement, (ii) “Spartan” as set forth on the Statistical Data File is deemed to be in agreement with an installer of “Brand Electric” as set forth on the Loan Agreement, (iii) “Dynamic SLR” as set forth on the Statistical Data File is deemed to be in agreement with an installer of “Synaptic Solar” as set forth on the Loan Agreement and (iv) “Green Solar Technologies” as set forth on the Statistical Data File is deemed to be in agreement with an installer of “Happy Homes System” as set forth on the Loan Agreement;

•
with respect to our comparison of Characteristics 9. and 10., differences of $5.00 or less are deemed to be “in agreement.”  Further, with respect to the Sample Asset indicated in Appendix A, we observed a difference with respect to the choice monthly payment and the re-amortized monthly payment set forth on the Statistical Data File when compared to the choice monthly payment and re-amortized monthly payment set forth on the Closing Certificate.  For this Sample Asset, we were instructed to perform an additional procedure and compare the choice monthly payment and re-amortized monthly payment set forth on the Statistical Data File to the corresponding information set forth on the Loan Agreement; and

•	with respect to our comparison of Characteristic 11., differences of $250.00 or less are deemed to be “in agreement.”

The solar asset documents described above, including any information obtained from the indicated servicer system, and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Asset Documents.”  We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Asset Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein.  In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Asset Documents.  In addition, we make no representations as to whether the Asset Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Assets.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Statistical Data File were found to be in agreement with the above mentioned Asset Documents, except as described in Appendix B.  Supplemental information is contained on Appendix C.

******

We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the solar assets underlying the Statistical Data File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the solar assets or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above.  We have no responsibility to update this report for events and circumstances that occur subsequent to the date of this report.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants.  We were not engaged to conduct, and did not conduct, (i) an audit conducted in accordance with generally accepted auditing standards or (ii) an examination or a review conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants, the objective of which would be the expression of an opinion or conclusion, respectively, on the accompanying information.  Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance.  Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

June 5, 2020

Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated June 5, 2020.

In applying our agreed-upon procedures as outlined above, we performed an additional procedure with respect to Characteristics 9. and 10. for the following Sample Asset:

110143

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix B to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated June 5, 2020.  In applying our agreed-upon procedures as outlined above, we observed the following:

Exception Description Number	Exception Description

1	Two differences in choice monthly payment.
2	One difference in re-amortized monthly payment.

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix C to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated June 5, 2020

Supplemental Information Related to the Findings Set Forth on Appendix B

Exception Description Number	Sample Asset number	Characteristic	Characteristic set forth on the Statistical Data File	Characteristic set forth on the Asset Documents

1	106576	Choice monthly payment	$223.23	$177.99
1	111362	Choice monthly payment	$70.98	$82.99
2	106576	Re-amortized monthly payment	$261.23	$255.44

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.